Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case:     divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit:        Software (1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING JULY 31, 2003

Comes Now, divine, inc. et. al. - Software Business

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing July 1, 2003 and ending July 31, 2003 as shown by the report and exhibits consisting of 19 pages and containing the following, as indicated:

☒	Monthly Reporting Questionnaire (Attachment 1)
☒	Comparative Balance Sheets (Forms OPR-1 & OPR-2)
☒	Summary of Accounts Receivable (Form OPR-3)
☒	Schedule of Post-petition Liabilities (Form OPR-4)
☒	Income Statement (Form OPR-5)
☒	Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	8/25/2003	DEBTOR (S)-IN-POSSESSION

		By:	/s/ JUDE M. SULLIVAN
(Signature)

(Signature)
		Name & Title:	Jude Sullivan
(Print or type)
SVP - General Counsel
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-7500

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software (1)

Monthly Reporting Questionnaire - Question #1

July 31, 2003

Name (2)	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid
Sullivan, Jude	General Counsel	7/15/2003	10,625.00	3,237.21	150.01	7,237.78	3,237.21	3,237.21	7/15/2003
Sullivan, Jude	General Counsel	7/31/2003	10,625.00	3,237.21	150.01	7,237.78	3,237.21	3,237.21	7/31/2003

			21,250.00	6,474.42	300.02	14,475.56	6,474.42	6,474.42

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)          Jude Sullivan was the only executive employee remaining with the debtor after the sale of business on May 15, 2003

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Software (1)
Monthly Reporting Questionnaire - Question #2
July 31, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500211	$125,000,000	Loss Limit	8/18/2003	8/18/2003	$397,204.00
			$15,900,000	Blanket Building
			$106,213,103	Blanket Business Personal Property
			$16,044,824	Blanket Earnings & Extra Expense
			PER SOV	Electronic Data Processing
			PER SOV	Rental Value/Expediting Expense
			$25,000	Portable Computer Equipment Anywhere In The World
$25,000

Service Interruption - Damage and Time Element Including Transmission & Distribution Lines for All Public Utilities, I.e., Direct Physical Loss to Service, Steam, Water, Gas, Electric, Sewer, Communication Services/Suppliers

			$5,000,000	Newly Acquired Locations
			$7,000,000	Quake
			$7,000,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	General Aggregate Per Location	8/18/2003	8/18/2003	$129,168.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2003	8/18/2003	$43,355.00
			$1,000,000	Uninsured Motorists
			$1,000,000	Underinsured Motorists
			$5,000	Medical Payments
			$25	Daily Rental
			$1,350	Total Rental Reimbursement
			Unlimited	Hired Car Physical Damage

Umbrella	St. Paul Fire and Marine Ins. Co.	TE08500211	$10,000,000	General Total Limit	8/18/2003	8/18/2003	$40,287.00
			$10,000,000	Products/Completed Work Total Limit
			$10,000,000	Each Event Limit
			N/A	Personal Injury Each Person Limit
			N/A	Advertising Injury Each Person Limit

Excess Umbrella	Fireman’s Fund	XXK 85115343	$10,000,000	Each Occurrence - Excess of $10,000,000	8/18/2003	8/18/2003	$15,000.00
			$10,000,000	Aggregate

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA8502087	Statutory	Workers Compensation	8/18/2003	8/18/2003	$795,434.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Foreign Package	ACE American Insurance Co.	PHF059024		General Liability	8/18/2003	8/18/2003	$32,758.00
			$1,000,000	Each Occurrence
			$1,000,000	Product/Completed Operations Aggregate
			$1,000,000	Personal and Advertising Injury Aggregate
			$1,000,000	Premises Damage Limit (Each Occurrence)
			$10,000	Medical Expense Limit (Any One Person)
Employee Benefits Liability (Claims Made)
			$1,000,000	Each Occurrence
			$1,000,000	Aggregate Limit

Foreign Package	ACE American Insurance Co.	PHF059024		Auto Liability

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

			$1,000,000	Each Accident - Owned, Hired, Non-Owned
			$1,000	Hired Auto Physical Damage - Any One Accident
			$10,000	Hired Auto Physical Damage - Any One Policy Period
Repatriation
			$250,000	Policy Limit
Employers Liability
			$1,000,000	Bodily Injury By Accident (Each Accident)
			$1,000,000	Bodily Injury By Disease (Each Employee)
			$1,000,000	Bodily Injury by disease (Policy Limit)
Property/Business Income
			$2,586,216	Building
			$11,806,881	Personal Property
			$50,000	Business Income
			$25,000	Personal Property In Transit
			$25,000	Personal Property At Unnamed Locations-Except In Transit
			$5,000	Employee Dishonesty
			$50,000	Earth Movement and Flood, Except Japan
			30%	Earth Movement Japan Zone Five

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007	$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007	$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007	$255,404.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007	$157,381.00

Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

						Total	$7,648,575.00

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software(1)

Monthly Reporting Questionnaire - Question #3

July 31, 2003

Bank Accounts

	Operating	Control Disbursement	Payroll	Lockbox	Lockbox	Credit Card	Pledge Account for Letter of Credit	Certificate of Deposit

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.

Account Name:	divine, inc.	divine, inc.	divine, inc.	divine, Inc. - Software	divine, Inc. - Mang. Apps.	divine, inc.	Parlano, Inc.	Parlano, Inc.

Account Number:	5800146796	5590036975	5590043625	5800281270	5800281288	5800281494	5800146812	199072879

Beginning Book Balance:	$(884,072.58)	$0.00	$0.00	$88,010.67	$286,857.78	$0.00	$91.25	$225,045.46

Plus:
Deposits	3,691,189.33	416,383.46	372,381.33	386,935.22	602,485.65	125.00	0.00	0.00

Less:
Disbursements	(3,658,434.58)	(416,383.46)	(372,381.33)	(396,910.05)	(888,193.43)	(125.00)	0.00	0.00

Other:
Transfers In (Out)	123,467.13	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Ending Book Balance	$(727,850.70)	$0.00	$0.00	$78,035.84	$1,150.00	$0.00	$91.25	$225,045.46

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software(1)

Monthly Reporting Questionnaire - Question #3

July 31, 2003

	Escrow Account Pledge Funds	Other	Investment	Investment	Certificate of Deposit	Flexible Benefit	Capital Account

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	Bank of America	Bank One	Cupertino National Bank	Commerce Bank	CITCO

Account Name:	divine, inc.	divine, inc.	divine, inc.	divine, inc.	Viant Corporation	Digital Archaeology Corp.	Latin America Econet Works

Account Number:	03-8695-70-6	62-9036-30-02	220-14155-1-6	707003406	203003810	590825448	0012-614946-300

Beginning Book Balance:	$2,337,870.07	$2,239,665.82	$22,971,703.97	$35,104,577.92	$1,833,739.01	$3,667.92	$663,438.31

Plus:
Deposits	0.00	0.00	0.00	0.00	2,155.72	0.00	$0.00

Less:
Disbursements	(2,652.39)	0.00	(1,850,000.00)	(500,000.00)	0.00	0.00	$0.00

Other:
Transfers In (Out)	1,400.97	0.00	23,885.43	29,016.19	0.00	(8.22)	$146.31

Ending Book Balance	$2,336,618.65	$2,239,665.82	$21,145,589.40	$34,633,594.11	$1,835,894.73	$3,659.70	$663,584.62

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,  SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software(1)

Monthly Reporting Questionnaire - Question #3

July 31, 2003

	Other	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Total

Bank Name:	Bear Sterns	Silicon Valley	Silicon Valley	Silicon Valley

Account Name:	Data Return Corporation	Eprise Securities Corp.	Open Market	Perceptual Robotics, Inc.

Account Number:	037-11250-297	8800056504	8800021106	8800056325

Beginning Book Balance:	$44.00	$1,064,592.89	$1,087,990.25	$224,010.84	$67,247,233.58

Plus:
Deposits	$0.00	$0.00	$0.00	$0.00	$5,471,655.71

Less:
Disbursements	$0.00	$0.00	$0.00	$0.00	$(8,085,080.24)

Other:
Transfers In (Out)	$0.00	$1,080.91	$0.00	$0.00	$178,988.72

Ending Book Balance	$44.00	$1,065,673.80	$1,087,990.25	$224,010.84	$64,812,797.77

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software(1)

Monthly Reporting Questionnaire - Question #4

July 31, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount

Baker & McKenzie	wire	07/01/03	34,141
Broadview	wire	07/01/03	5,103
Broadview	wire	07/30/03	910,978
Casas Benjamin & White	wire	07/25/03	96,449
Goodmans LLP	wire	07/25/03	7,002
Jenner & Block	wire	07/01/03	31,194
Latham and Watkins	wire	07/25/03	78,229
McDonald Investment	wire	07/25/03	46,325
Mintz Levin	wire	07/25/03	134,375
Riley & Esher	wire	07/25/03	16,789
Simon, Warner & Dolby L.L.P.	wire	07/25/03	146,887
Transwestern	wire	07/01/03	29,362
Transwestern	wire	07/25/03	29,250
Troutman Sander	wire	07/02/03	25,414
Troutman Sander	wire	07/25/03	1,518

Payments to Professionals			$1,593,014

Pre Petition Payments (2)			$—

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)          No Pre Petition Payments were made in July.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.		FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Software (1)	Month Ended:	31-Jul
FORM OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03	31-Jul-03

ASSETS

CURRENT ASSETS

Cash	28,669,407.00	28,361,999.00	24,045,447.00	65,084,983.00	58,902,473.00	56,469,289.00
Restricted cash	11,485,484.00	11,489,572.00	9,745,783.00	8,879,109.00	8,344,760.00	8,343,509.00
Accounts Receivable, Net (OPR-3)	15,104,930.14	12,749,997.06	12,514,219.00	165,003.00	103,003.00	15,000.00
Prepaid expenses and deposits	13,464,754.70	12,972,233.32	13,219,294.00	7,183,107.00	6,708,093.00	6,352,378.00
Investments	1,861,952.00	1,630,751.00	1,519,688.00	1,603,546.00	1,713,128.00	2,065,528.00
Other	13,371,750.70	13,871,811.20	13,735,631.00	923,766.00	1,052,307.00	930,681.00

TOTAL CURRENT ASSETS	83,958,278.54	81,076,363.58	74,780,062.00	83,839,514.00	76,823,764.00	74,176,385.00

PROPERTY, PLANT AND EQUIPMENT, AT COST	30,394,567.02	30,339,145.82	30,339,146.00	200,000.00	200,000.00	200,000.00

Less Accumulated Depreciation	(13,813,215.02)	(14,525,105.82)	(15,053,794.00)	—	—	—

NET PROPERTY, PLANT AND EQUIPMENT	16,581,352.00	15,814,040.00	15,285,352.00	200,000.00	200,000.00	200,000.00

Goodwill	67,970,034.00	67,096,746.00	66,223,458.00	—	—	—
OTHER ASSETS	19,540,313.84	17,743,494.08	17,099,938.00	501,471.00	490,496.00	479,520.00

TOTAL ASSETS	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00	74,855,905.00

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software (1)	Month Ended:	31-Jul
FORM OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03	31-Jul-03

LIABILITIES

POST PETITION LIABILITIES	—	1,675,619.00	7,119,566.00	4,541,595.00	3,263,532.00	2,791,254.00

Priority Debt (2)	2,827,507.29	2,326,751.29	2,317,438.29	2,316,419.00	2,316,189.00	2,316,189.00
Unsecured Debt	27,641,622.20	27,641,622.20	25,845,247.71	23,976,005.00	23,634,144.00	23,583,531.00

TOTAL PRE-PETITION LIABILITIES	30,469,129.49	29,968,373.49	28,162,686.00	26,292,424.00	25,950,333.00	25,899,720.00

TOTAL LIABILITIES	30,469,129.49	31,643,992.49	35,282,252.00	30,834,019.00	29,213,865.00	28,690,974.00

DEFERRED REVENUE	46,061,854.63	42,279,293.74	39,815,584.00	—	—	—
FACILITIES IMPAIRMENT	54,034,585.66	41,910,328.00	14,585,505.00	438,738.00	422,851.00	—

INTERCOMPANY/SUBSIDIARY EQUITY	57,484,408.60	65,897,029.43	83,705,469.00	53,268,228.00	47,877,544.00	46,164,931.00

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00	74,855,905.00

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)          Cash secured letters of credit (which are not included above) are:

Filing Date	$4,472,195
March 31	$4,472,195
April 30	$2,413,693
May 31	$1,767,191
June 30	$1,767,191
July 31	$1,592,728

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.	FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)	Rev 7/92
Business Unit: Software (1)
FORM OPR-3
Month Ended	31-Jul

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	21,250,424.14	9,390,272.22	3,397,955.04	2,474,352.53	1,339,445.79	4,648,398.56
Allowance for doubtful accounts	(6,145,494.00)

3/31/2003	18,820,468.06	4,429,647.27	5,304,644.63	2,334,626.89	3,264,583.14	3,486,966.13
Allowance for doubtful accounts	(6,070,471.00)

4/30/2003	18,354,788.37	4,001,619.54	5,299,790.66	2,697,238.99	1,890,576.41	4,465,562.77
Allowance for doubtful accounts	(5,840,569.00)

5/31/2003 (2)	222,833.34	—	76,777.34	15,000.00	68,444.00	62,612.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

6/30/2003	160,833.34	—	—	7,388.67	22,388.67	131,056.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

7/31/2003 (3)	103,003.34	—	—	—	7,388.67	95,614.67
Allowance for doubtful accounts	(88,003.34)	—	—	—	(7,388.67)	(80,614.67)

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)          May Accounts Receivables balance shown in previous OPR - 3 was presented as net accounts receivable, not gross accounts receivable.

(3)          Accounts Receivable were sold as part of the Portico transaction in July.

divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Software (1)

July 31, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable (2)

Income taxes:
Franchise taxes		2004	476,000	476,000	—	—	—	—
Property taxes - real		2004	193,900	193,900	—	—	—	—
Property taxes - personal		2004	141,750	141,750	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax	07/31/03		—	—	—	—	—	—
FICA - Employers	07/31/03		—	—	—	—	—	—
FICA - Employees	07/31/03		—	—	—	—	—	—
Medicare - Employer	07/31/03		—	—	—	—	—	—
Medicare - Employee	07/31/03		—	—	—	—	—	—
Federal Unemployment Tax	07/31/03		—	—	—	—	—	—
State Income Tax	07/31/03		—	—	—	—	—	—
State Unemployment Tax	03/30/03		73,777	—	—	—	73,777	—

Other taxes			—	—	—	—	—	—

Total Taxes Payable			885,427	811,650	—	—	73,777	—

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Software Accounts Payable *			830,052	258,513	115,632	43,673	307,537	104,696
Software Salary & Benefits Accrual			392,462	4,399	388,063	—	—	—
Software Professional Fee Accrual			683,313	—	683,313	—	—	—

TOTALS			2,791,254	1,074,562	1,187,008	43,673	381,314	104,696

* See attached Schedule

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)          Taxes Payable in the March 31, 2003 Schedule of Post Petition Liabilities reflected the March monthly tax payable accrual and not the March tax payable balance.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Software (1)

July 31, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Abacus Solutions	4/19/2003	(86.28)	—	—	—	—	(86.28)	—
ADP, INC.	7/26/2003	(2,307.18)	—	(2,307.18)	—	—	—	—
Andrew Filipowski	2/25/2003	(155.54)	—	—	—	—	—	(155.54)
Andrew Marchky	3/27/2003	(164.60)	—	—	—	—	—	(164.60)
Andrew Marchky	3/27/2003	(711.13)	—	—	—	—	—	(711.13)
Baker & McKenzie	7/15/2003	(3,752.99)	—	(3,752.99)	—	—	—	—
Bill McMonigal	4/29/2003	(195.70)	—	—	—	—	(195.70)	—
Brenda L. Cheuvront	7/21/2003	(1,150.00)	—	(1,150.00)	—	—	—	—
Brenda L. Cheuvront	7/28/2003	(1,000.00)	—	(1,000.00)	—	—	—	—
Bruce Rusk	3/20/2003	(878.44)	—	—	—	—	—	(878.44)
Bruce Rusk	4/1/2003	(945.11)	—	—	—	—	—	(945.11)
Budget Rent-a-Car Corp.	8/29/2003	(25,000.00)	(25,000.00)	—	—	—	—	—
Budget Rent-a-Car Corp.	8/29/2003	(39,794.46)	(39,794.46)	—	—	—	—	—
Casas Benjamin & White LLC	5/9/2003	(49,876.68)	—	—	—	(49,876.68)	—	—
Casas Benjamin & White LLC	5/30/2003	(46,536.22)	—	—	—	(46,536.22)	—	—
Casas Benjamin & White LLC	7/30/2003	(21,178.31)	—	(21,178.31)	—	—	—	—
Casas Benjamin & White LLC	8/23/2003	(10,080.97)	(10,080.97)	—	—	—	—	—
Chung Yue Jim	3/25/2003	(43.28)	—	—	—	—	—	(43.28)
Connecticut General Life Ins. Co.	8/30/2003	(11,751.63)	(11,751.63)	—	—	—	—	—
Fedex	5/31/2003	(54.02)	—	—	—	(54.02)	—	—
Fedex	7/10/2003	(14.63)	—	(14.63)	—	—	—	—
Fedex	7/18/2003	(484.44)	—	(484.44)	—	—	—	—
Fedex	7/25/2003	(7.20)	—	(7.20)	—	—	—	—
Fedex	7/25/2003	(14.46)	—	(14.46)	—	—	—	—
Fedex	7/25/2003	(13.02)	—	(13.02)	—	—	—	—
Fedex	7/25/2003	(57.69)	—	(57.69)	—	—	—	—
Garth Ingram	7/30/2003	(690.08)	—	(690.08)	—	—	—	—
Goodmans LLP	5/23/2003	(2,136.83)	—	—	—	(2,136.83)	—	—
Goodmans LLP	6/6/2003	(4,650.49)	—	—	(4,650.49)	—	—	—
Goodmans LLP	7/30/2003	(3,160.40)	—	(3,160.40)	—	—	—	—
Goodmans LLP	8/23/2003	(711.35)	(711.35)	—	—	—	—	—
I O S Capital	6/22/2003	(437.33)	—	—	(437.33)	—	—	—
James Davis	2/27/2003	(175.71)	—	—	—	—	—	(175.71)
James Davis	2/27/2003	(27.43)	—	—	—	—	—	(27.43)
James Davis	2/27/2003	(87.01)	—	—	—	—	—	(87.01)
James Davis	2/27/2003	(100.00)	—	—	—	—	—	(100.00)
James Davis	2/27/2003	(188.89)	—	—	—	—	—	(188.89)
James Davis	2/27/2003	(17.96)	—	—	—	—	—	(17.96)
James Davis	2/27/2003	(213.15)	—	—	—	—	—	(213.15)
James Davis	2/27/2003	(1,413.07)	—	—	—	—	—	(1,413.07)
James Davis	2/27/2003	(59.12)	—	—	—	—	—	(59.12)
James Davis	2/27/2003	(238.66)	—	—	—	—	—	(238.66)
James Davis	2/27/2003	(577.14)	—	—	—	—	—	(577.14)
James Davis	2/27/2003	(136.91)	—	—	—	—	—	(136.91)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
James Davis	2/27/2003	(468.41)	—	—	—	—	—	(468.41)
James Davis	2/27/2003	(559.69)	—	—	—	—	—	(559.69)
James Davis	2/27/2003	(1,064.90)	—	—	—	—	—	(1,064.90)
James Davis	2/27/2003	(10.69)	—	—	—	—	—	(10.69)
James Davis	2/27/2003	(1,136.23)	—	—	—	—	—	(1,136.23)
James Davis	2/27/2003	(33.38)	—	—	—	—	—	(33.38)
James Davis	2/27/2003	(30.74)	—	—	—	—	—	(30.74)
Jason Schnack	3/27/2003	(433.36)	—	—	—	—	—	(433.36)
Jeff Mullins	4/1/2003	(24.99)	—	—	—	—	—	(24.99)
Jeffrey Curry	4/8/2003	(757.34)	—	—	—	—	(757.34)	—
Jeffrey Schultz	4/29/2003	(42.29)	—	—	—	—	(42.29)	—
Jenner & Block, LLC	7/15/2003	(3,156.15)	—	(3,156.15)	—	—	—	—
Jenner & Block, LLC	8/8/2003	(83,244.00)	(83,244.00)	—	—	—	—	—
Jenner & Block, LLC	8/8/2003	(1,920.75)	(1,920.75)	—	—	—	—	—
Jude Sullivan	5/15/2003	(1,097.96)	—	—	—	(1,097.96)	—	—
Kentucky State Treasurer	7/21/2003	(14.90)	—	(14.90)	—	—	—	—
Latham & Watkins LLC	4/15/2003	(69,855.25)	—	—	—	—	(69,855.25)	—
Latham & Watkins LLC	5/15/2003	(62,148.35)	—	—	—	(62,148.35)	—	—
Latham & Watkins LLC	7/15/2003	(32,005.05)	—	(32,005.05)	—	—	—	—
Latham & Watkins LLC	8/8/2003	(8,196.20)	(8,196.20)	—	—	—	—	—
McDonald Investments, Inc	5/9/2003	(16,700.87)	—	—	—	(16,700.87)	—	—
McDonald Investments, Inc	5/30/2003	(21,782.85)	—	—	—	(21,782.85)	—	—
McDonald Investments, Inc	7/30/2003	(6,294.75)	—	(6,294.75)	—	—	—	—
McDonald Investments, Inc	8/23/2003	(4,510.80)	(4,510.80)	—	—	—	—	—
Melissa Lewis (Jacobazzi)	7/25/2003	(500.00)	—	(500.00)	—	—	—	—
Melissa Lewis (Jacobazzi)	7/25/2003	(1,850.00)	—	(1,850.00)	—	—	—	—
Michael Stuhl	5/22/2003	(54.40)	—	—	—	(54.40)	—	—
Mintz, Levin, Cohn, Ferris	5/10/2003	(13,026.85)	—	—	—	(13,026.85)	—	—
Mintz, Levin, Cohn, Ferris	5/30/2003	(38,469.65)	—	—	—	(38,469.65)	—	—
Mintz, Levin, Cohn, Ferris	7/30/2003	(20,676.90)	—	(20,676.90)	—	—	—	—
Mintz, Levin, Cohn, Ferris	8/23/2003	(14,086.55)	(14,086.55)	—	—	—	—	—
Outtask, Inc	7/1/2003	(254.00)	—	(254.00)	—	—	—	—
Outtask, Inc	7/31/2003	(25.00)	—	(25.00)	—	—	—	—
Peter Quintas	4/1/2003	(109.90)	—	—	—	—	—	(109.90)
Philip Maddox	3/27/2003	(485.78)	—	—	—	—	—	(485.78)
Prudential Securities	8/6/2003	(688.51)	(688.51)	—	—	—	—	—
Qwest	5/22/2003	(487.18)	—	—	—	(487.18)	—	—
Qwest	6/21/2003	(582.63)	—	—	(582.63)	—	—	—
Reginald Barlow	3/4/2003	(245.12)	—	—	—	—	—	(245.12)
Reginald Barlow	3/4/2003	(2,552.32)	—	—	—	—	—	(2,552.32)
Reginald Barlow	3/4/2003	(1,206.33)	—	—	—	—	—	(1,206.33)
Riley & Esher LLP	5/9/2003	(826.50)	—	—	—	(826.50)	—	—
Riley & Esher LLP	5/30/2003	(4,003.00)	—	—	—	(4,003.00)	—	—
Riley & Esher LLP	7/30/2003	(1,859.75)	—	(1,859.75)	—	—	—	—
Riley & Esher LLP	8/23/2003	(1,070.54)	(1,070.54)	—	—	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Robert Essex	6/11/2003	(69.99)	—	—	(69.99)	—	—	—
SBC	5/31/2003	(20,888.83)	—	—	—	(20,888.83)	—	—
Simon, Wrner & Doby LLP	4/30/2003	(17,417.10)	—	—	—	—	(17,417.10)	—
Simon, Wrner & Doby LLP	5/30/2003	(26,827.60)	—	—	—	(26,827.60)	—	—
Simon, Wrner & Doby LLP	7/30/2003	(11,783.90)	—	(11,783.90)	—	—	—	—
Simon, Wrner & Doby LLP	8/23/2003	(14,814.70)	(14,814.70)	—	—	—	—	—
Skytel	5/26/2003	(2,637.42)	—	—	—	(2,637.42)	—	—
Sprint	6/15/2003	(35,499.44)	—	—	(35,499.44)	—	—	—
Sprint	8/15/2003	(39,392.21)	(39,392.21)	—	—	—	—	—
Steve Herlocher	5/13/2003	17.76	—	—	—	17.76	—	—
Steven Roten	3/25/2003	(95.00)	—	—	—	—	—	(95.00)
Thomas Hammergren	6/2/2003	(929.53)	—	—	(929.53)	—	—	—
Transwestern Commercial Services	7/15/2003	(3,250.00)	—	(3,250.00)	—	—	—	—
Transwestern Commercial Services	8/8/2003	(3,250.00)	(3,250.00)	—	—	—	—	—
Troutman Sanders, LLP	6/30/2003	(1,503.75)	—	—	(1,503.75)	—	—	—
Troutman Sanders, LLP	7/24/2003	(131.25)	—	(131.25)	—	—	—	—
Wyllie Humphreys	3/25/2003	(784.56)	—	—	—	—	—	(784.56)
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)
Wyllie Humphreys	3/25/2003	(795.50)	—	—	—	—	—	(795.50)
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)

TOTAL POST-PETITION		(830,051.62)	(258,512.67)	(115,632.05)	(43,673.16)	(307,537.45)	(88,353.96)	(16,342.33)

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

INCOME STATEMENT

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software (1)
FORM OPR-5	Month Ended:	31-Jul

	March	April	May	June	July	Filing to Date

Total Revenues	5,017,913	5,373,891	597,225	—	—	10,989,029

Salaries & Benefits	611,650	722,766	139,386	42,300	—	1,516,102
Other Expenses	454,113	516,279	458,321	205,740	—	1,634,453

Total Cost of Rev.	1,065,763	1,239,045	597,707	248,040	—	3,150,555

Gross Margin	3,952,150	4,134,846	(482)	(248,040)	—	7,838,474

Salaries & Benefits	3,592,144	3,539,178	1,830,314	470,886	169,564	9,602,086
Professional Fees	—	3,482,867	2,700,984	1,096,470	855,618	8,135,939
Other Expenses	1,127,690	2,192,385	145,833	1,361,772	1,293,065	6,120,745

Total Operating Expenses	4,719,834	9,214,430	4,677,131	2,929,128	2,318,247	23,858,770

Operating Inc/(Loss)	(767,684)	(5,079,584)	(4,677,613)	(3,177,168)	(2,318,247)	(16,020,296)

Interest Income	40,385	49,980	34,883	58,574	29,317	213,139
Interest Expense	(25,652)	(22,699)	(11,814)	(12,209)	—	(72,374)
Depreciation & Amort	(1,624,178)	(1,401,976)	(633,126)	—	—	(3,659,280)
Gain (loss) on Sale of Business	—	—	(67,613,496)	367,127	—	(67,246,369)
Extraordinary Income/(Expense)(2)	8,146,667	27,324,823	12,966,808	—	406,964	48,845,262

Total Other Inc/(Expense)	6,537,222	25,950,128	(55,256,745)	413,492	436,281	(21,919,622)

Net Income/(Loss)	5,769,538	20,870,544	(59,934,358)	(2,763,676)	(1,881,966)	(37,939,918)

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)          Recovery of previously impaired facility leases due to 502(b)6 limitations.

STATEMENT OF SOURCES AND USES OF CASH

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software (1)	Month Ended:	31-Jul
FORM OPR-6

	Mar-03	Apr-03	May-03	Jun-03		Jul-03
SOURCES OF CASH
Income (Loss) From Operations	5,769,538	20,870,544	(59,934,358)	(2,763,676)		(1,881,966)
Add: Depreciation, Amortization & Other Non-Cash	1,624,178	1,401,976	633,126	—		88,003
Subtract: Extraordinary Non-Cash Gain	(8,146,667)	(27,324,823)	(12,966,808)	—		(406,964)
CASH USED IN OPERATIONS	(752,951)	(5,052,303)	(72,268,040)	(2,763,676)		(2,200,927)
Decrease in Assets:
Accounts Receivable	5,643,377	3,335,253	—	62,000		—
Prepaid Expenses & Deposits	492,521	—	—	475,014		355,715
Other	693,693	890,799	—	226,194		132,602
Divestiture of Assets Upon Sale	—	—	170,935,344	—		—
Increase in Liabilities:
Pre-Petition Liabilities	—	—	—	—		—
Post Petition Liabilities	8,142,418	13,344,517	9,144,934	4,899,860		2,072,647
TOTAL SOURCES OF CASH (A)	14,219,058	12,518,266	107,812,238	2,899,392		360,037

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,288,444)	(3,099,475)	—	—		—
Prepaid Expenses & Deposits	—	(247,061)	—	—		—
Other	(483,818)	(3,062,104)	(83,858)	(3,096,237	)(2)	(198,934)
Decrease in Liabilities:
Pre-Petition Liabilities	(500,756)	(1,805,687)	(1,870,262)	(342,091)		(50,613)
Post Petition Liabilities	(6,466,799)	(7,900,570)	(11,722,905)	(6,177,923)		(2,544,925)
Deferred Revenue	(3,782,561)	(2,463,710)	—	—		—
Divestiture of Liabilities Upon Sale	—	—	(53,962,351)	—		—
TOTAL USES OF CASH (B)	(14,522,378)	(18,578,607)	(67,639,376)	(9,616,251)		(2,794,472)
NET SOURCE (USE) OF CASH (A-B=NET)	(303,320)	(6,060,341)	40,172,862	(6,716,859)		(2,434,435)
CASH — BEGINNING BALANCE (See OPR-1)	40,154,891	39,851,571	33,791,230	73,964,092		67,247,233
CASH — ENDING BALANCE (See OPR-1)	39,851,571	33,791,230	73,964,092	67,247,233		64,812,798

Notes:

(1)          Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimited Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)          Includes $2,643,949 payments from corporate (Software business unit) on behalf of Hosting business unit